Longwei Petroleum Investment Holding Limited
February 23, 2010
Confidential

Forward Looking Statements
Statements contained in this presentation may be considered “forward-looking statements”
within the meaning of U.S. federal securities laws. The matters discussed herein are based on current management expectations that involve risks and uncertainties that may result in such expectations not being realized. Actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements due to numerous potential risks and uncertainties including such risks and factors described in presentation prepared by Longwei Petroleum Investment Holding Ltd. (“Longwei” or the “Company”)
management. Such forward-looking statements speak only as of the date on which they are made and Longwei does not undertake any obligation to update any forward-looking statements to reflect events or circumstances after the date of the presentation.

Executive Summary
▪ Longwei Petroleum Investment Holding Limited, a Colorado
 corporation, is one of the leading distributors/wholesalers of diesel, gasoline, kerosene and fuel oils in Taiyuan City and
 Gujiao City in Shanxi Province, Peoples Republic of China
 (PRC).
▪ The Company’s operating subsidiary, Taiyuan Longwei
 (“Longwei”), was founded in the PRC in 1995 and is fully
 licensed to operate as a finish oil wholesaler in the PRC.
▪ Longwei purchases diesel, gasoline, fuel oils and kerosene from oil refineries and other
 Chinese suppliers with whom the Company has had long lasting business relations.
▪ The Company’s customer list includes a diversified grouping of primary fuel users.
Shanxi Province
Diesel, Gasoline, Kerosene and Fuel Oils Customers	Approx. Percent of FY 2009 Revenues
1. Coal plants and other power supply customers 2. Large-scale gas stations located in Taiyuan City, Shanxi Province 3. Small, independent gas stations located in Taiyuan City, Shanxi Province	45% 45% 5%

Executive Summary (cont.)
▪ Since 1995, Longwei has owned and operated an ISO9000 certified fuel storage facility with 14 storage tanks with a total capacity of 50,000 metric tons (mt) at Taiyuan City. In addition, the Company owns a second fuel storage facility that has a total of 8 storage tanks with a total capacity of 70,000 mt in Gujiao City. The Gujiao facility began operations in October 2009 and was fully operational on January 1, 2010.
▪ Longwei Petroleum Investment Holding Limited was incorporated under the laws of the
 State of Colorado in 2000 and conducted no business operations until October 16,
 2007, when it acquired the business of Longwei in a “reverse merger” transaction.
▪ The Company has 65 employees, including three management personnel.
Longwei Front Gate
Storage Units

China's ratio of car ownership per 1,000 people
Car ownership per 1,000 inhabitants
30
25
20
15
10
5
0
5
7
8
10
13
28
2002
2003
2004
2005
2006
2010E
Source: Autoinfo.gov.cn, Haitong Securities

Investment Highlights
▪ Longwei is well positioned to benefit from strong projected growth in demand for refined petroleum products in the PRC
 Per capita consumption of diesel, gasoline and other refined petroleum products is expected to continue to grow strongly throughout the PRC, including Taiyuan City,
 Shanxi Province, due to a number of factors, including increased demand for power supply and significant projected increases in per capital motor vehicle ownership and continued strong economic growth.
Growth in the auto industry in China is fairly
well know at this point but the growth has
been stronger than expected in the past
year and in recent months.
According to the Associated Press, in 2009
China overtook the United States of America
as the largest automobile market in the
world. Total vehicle sales in 2009 were 13.6
million. John Bonnell, a J.D. Power analyst
stated “Its very, very strong growth, far
beyond expectations we had in the early
part of 2009.”

▪ Longwei has a strong competitive position in Shanxi Province
 In 1995, Longwei was granted a Finish Oil Wholesale license by the PRC which allows the
 Company to purchase refined petroleum products directly from refineries in China. In addition, Longwei has a license for Dangerous Chemical Products Business which allows the Company to transport gasoline and diesel oil products. The Company believes that such licenses are difficult to obtain and limit new entrants into its business.

 Due to many factors, including rough terrain, there are no oil pipelines in Shanxi. Yet
 Shanxi is providing energy to much of Northern China every day and is a critical player in the economic growth China has generated in recent years and will continue to be a critical player in years to come. The lack of a pipeline creates an extreme competitive advantage whereby storage capacity and solid supply chains win customers more so than price per unit of product. Longwei has the largest storage capacity of any non-government operated fuel wholesaler in Shanxi Province.
 Longwei has two significant competitors in Taiyuan (there are only two other non-
 government operated fuel wholesalers).Longwei has no significant competitiors in Gujiao.

Investment Highlights

▪ Strong historical revenue growth

Sales growth attributed to:
 - strong economic growth in Shanxi Province
 - increased demand for diesel and gasoline
 - increased prices for diesel, gasoline, fuel oils and kerosene

Investment Highlights
Compounded Annual Growth	Fiscal Year ‘05-’09	Fiscal Year ‘08-’09

Petroleum Product Sales Volume	43.7%	33.4%
Petroleum Products Revenue	46.4%	39.5%
Total Revenues	48.1%	36.9%

Summary Operating Results (US$ in Millions)	Fiscal Year Ended June 30 2008 (audited)	2009 (audited)	Fiscal YTD 12/31/2009 (reviewed) (b)
Total Revenues	**$143.8**	**$196.8**	**$130.6**
Comparable Period Percent Change	*53.3%*	*36.9%*	*33.1%*
Gross Profit	**$37.0**	**$39.5**	**$25.5**
Profit Margin	*25.7%*	*20.1%*	*19.6%*
NONGAAP EBITDA (a)	**$30.7**	**$31.8**	**$24.3**
NONGAAP EBITDA Margin (a)	*21.3%*	*16.4%*	*18.6%*
Operating Profit	**$31.2**	**$31.8**	**$24.1**
Operating Profit Margin	*21.7%*	*16.2%*	*18.5%*
NONGAAP Net Income (a)	**$20.7**	**$21.8**	**$17.9**
NONGAAP Net Income Margin (a)	*14.4%*	*11.1%*	*13.7%*
Net Income	**$20.7**	**$21.8**	**$3.6**
Net Income Margin	*14.4%*	*11.1%*	*2.8%*
NONGAAP EPS (a)	**$0.28**	**$0.28**	**$0.21**
EPS	**$0.28**	**$0.28**	**($0.06)**

Investment Highlights

(a) Any references to "NONGAAP" refer to the exclusion of the expense associated with the change in the fair market value of
 Longwei's outstanding stock warrants, except in the case of
 "NONGAAP EPS" which refers to the exclusion of the expense
 associated with the change in the fair market value of Longwei's outstanding stock warrants, as well as the exclusion of the impact of the one time deemed dividend associated with the October 2009
 Financing.
(b) Six Months YTD data and percentages are compared to the prior
 YTD figures reported by Longwei for the period from July 1, 2008 through December 31, 2008 and generally reflect one half of a full year of operations. NONGAAP EPS is defined above but it is also important to recognize that EPS for the six months ended
 December 31, 2009 was $0.21 as compared to EPS for all of fiscal
 2009 of $0.28.

Investment Highlights

Artistic drawing of
proposed new plant
and storage tank
facility in Gujiao
City, Shanxi
Province

Investment Highlights

Fiscal Year Ended June 30, 2010	
(US$ in Millions)	**(projected % growth ranges)** (a)
Total Revenues	***45%-55%***
NONGAAP Net Income	***65%-80%***

▪ Longwei is in the process of revising its financial forecasts to reflect the impact of the various accounting issues associated with the October 2009 Financing and the earlier than expected initial sales at Gujiao. However, Longwei is also intent on providing its shareholders and potential shareholders with other valuable data, which we generally refer to as NONGAAP information. Current expectations with regard to revenue and NONGAAP net income growth are provided below. Additional forecasting has yet to be completed but the results will be provided once they are available.

Investment Highlights

(US$ in Millions)								
Assets		**December 31, 2009 (reviewed)**		**June 30, 2009 (audited)**	**Liabilities and Stockholders' Equity**		**December 31, 2009 (reviewed)**	**June 30, 2009 (audited)**
Cash &Equivalents	$	12.6	$	7.3	Accounts Payable	$	1.8	$ 2.3
Accounts Receivable		26.6		26.8	Convertible Notes Payable, net		-	0.8
Inventories		16.8		14.0	Derivative Liability		19.5	-
Advance to Suppliers, Other		53.6		35.3	Taxes Payable		4.3	2.1
Total Current Assets		109.5		83.4	Total Current Liabilities	$	25.6	$ 5.2
Land & Buildings		44.2		36.6	**Stockholders' Equity**			
Machinery & Equipment		4.5		4.4	Common Stock, APIC, Other Comp	$	40.3	$ 24.4
Accumulated Depreciation		(4.4)		(4.3)	Retained Earnings		87.9	90.5
Total PP&E		44.2		36.7	**Stockholders' Equity**	**$**	**128.2**	**$ 114.9**
Total Assets	**$**	**153.8**	**$**	**120.1**	**Total Liabilities and**			
Working Capital	**$**	**83.9**	**$**	**78.2**	**Stockholders' Equity**	**$**	**153.8**	**$ 120.1**

▪ Strong Balance Sheet

Investment Highlights

▪ Business Strategy
 ▪ Key components of the Company’s business strategy include:
 ▪ Pursue internal growth by attracting new customers through competitive pricing, timely delivery, and the highest quality products, and
 ▪ Pursue internal growth by expanding the Company’s product storage capacity, and
 ▪ Expand geographically.

Investment Highlights

INNER MONGOLIA
Datong
HEBEI
Taiyuan
S H A N X I
SHAANXI
Changzhi
HENAN

▪  Geographic Expansion
▪ Longwei expanded its finish oil distribution / wholesale
 business into the nearby city of Gujiao City, which is
 located in Shanxi Province approximately 50 km from
 Taiyuan City and is considered to be a key industrial
 center in China for energy production.
▪ Longwei has already established a solid customer base in
 Gujiao and generated a total of $8.5 million in revenues at
 Gujiao from October 1, 2009 through December 31, 2009.
 The revenues generated during this period were not
 included in Longwei’s most recent financial projections.
 Gujiao is expected to generate at least $40 million in
 revenues during the fiscal year ending June 30, 2010.
Longwei’s Current
Storage
New Gujiao
Storage

Investment Highlights

Longwei Petroleum Investment Holding Limited
(a Colorado corporation)
100%
Longwei Petroleum Investment Holding Limited
(a British Virgin Island corporation)
100%
Taiyuan Yahuan Energy Conversion Co., Ltd.
(a Chinese limited liability company)
100%
Taiyuan Longwei Economy & Trading Co., Ltd.
(a Chinese limited liability company)

Corporate Structure
▪ July 1995 - Taiyuan Longwei founded July 1995.
▪ March 2000 - Longwei Petroleum Investment
 Holding Limited (“Longwei Petroleum”) incorporated
 in Colorado under the name Tabatha II, Inc.
▪ April 2006 - Longwei Petroleum Investment Holding
 Limited (“Longwei Petroleum BVI”) incorporated in
 the British Virgin Islands and acquires 100% of
 Taiyuan Yahuan Energy Conversion Co., Ltd. and
 its subsidiary.
▪ October 2007 - Longwei Petroleum, a Colorado
 corporation (formerly known as Tabatha II, Inc.)
 acquires 100% of Longwei Petroleum BVI in a
 “reverse merger” transaction. The shareholders of
 Longwei Petroleum BVI received 69 million shares
 of common stock in Longwei Petroleum, a Colorado
 corporation, representing 92% of the Company’s
 outstanding share capitalization.

Facilities
▪ Longwei currently owns an ISO9001: 2000
 certified fuel & petroleum product storage
 facilities with 22 storage tanks with a total
 capacity of 120,000 mt.
▪ Longwei has specially designated railroads at
 both of its facilities, stacking bays for its supply
 and sale transportations and also 4 large tar
 tanks at the Gujiao facility which could
 eventually be converted to store oil or
 gasonline, thereby expanding our storage
 capacity to 140,000 mt. No timetable for
 converting the tar tanks to oil or gasoline tanks
 has been decided upon.
Stacking Bays
Storage Units

Total Revenues by Products	FY 2009	
	USD	% of Total
Diesel	92,704,128	*47.1%*
Gasoline	80,420,802	*40.9%*
Fuel Oil	5,987,555	*3.04%*
Kerosene	6,078,861	*3.09%*
Subtotal - Petroleum Products Revenues	**185,191,347**	***94.1%***
Agency fee	11,619,715	*5.9%*
Total Revenues	**196,811,062**	***100.0%***

Product Lines
▪ Longwei distributes petroleum products to
 wholesalers as well as to retail and commercial
 customers in Shanxi Province. Sales by
 product line in fiscal 2009 are summarized
 below:
▪ Agency fees are earned for purchasing
 petroleum products from refineries on behalf of
 wholesalers who lack the necessary licenses to
 make such purchases directly themselves.
Railroad Station
Longwei Gasoline Station

Suppliers Representing More Than 10% of Longwei's FY 2009 Purchasing Volume	Fiscal Year Ending June 30,		
	2009	2008	2007
Panjin Jinjiang Oil Chemical Co. Ltd.	16%	*22.0%*	*7.0%*
Tuha Oil Exploring and Exploiting Headquarters	0%	*13.0%*	*20.0%*
Tianjin Dagang Jingyu Industry Co. Ltd.	11%	*13.0%*	*9.0%*
Lanxing	17%	*0.0%*	*0.0%*
Guangzhou Tenghao	11%	*0.0%*	*0.0%*
Yanlian Industry Group Selling Division	19%	*11.0%*	*26.0%*
	74.0%	*59.0%*	*62.0%*

Longwei Suppliers
▪ Longwei purchases diesel, gasoline, fuel oil and kerosene directly from oil refiners and other suppliers with whom the Company believes it has excellent relations.
▪ Since inception, Longwei has not experienced any difficulty in obtaining finished goods or raw materials essential to its business.

INNER MONGOLIA
Datong
HEBEI
Taryuan
SHAANXI
S H A N X I
Changzhi
HENAN

Sales and Marketing
Direct Marketing : Longwei employs its own sales
and marketing staff to directly establish the distribution
and sales networks with its customers. Its sales
representatives regularly visit gas stations and fuel oil
consumption intensive enterprises within its
distribution footprint.
Referrals: Referrals from existing customers continue
to be a strong source of new customers.
Major New Customers: In November 2009, Longwei
entered into contracts with 6 new significant customers
who Longwei will service through the Gujiao facility.
Longwei has identified an additional 7 significant
customers that Longwei will aggressively seek
business with and is hopeful to sign these customers
to contracts for the 2010 calendar year. One of these 7
additional customers has verbally committed to
ordering products through Longwei.
Distribution Footprint Covered by
Longwei’s Storage Locations

Management
Cai Yongjun - Chairman and Chief Executive Officer
▪ CEO of Taiyuan Longwei since its founding in 1995
▪ Has over 12 years experience in the trading, storage and handling of petroleum products
▪ Attended Shanxi University where he majored in business administration
Xue Yongping - Secretary and Treasurer
▪ Secretary and Treasurer of Taiyuan Longwei since November 1998
▪ Previously served as Deputy General Manager of Taiyuan Hua Xin Trading Company, a fuel oil distributor/wholesaler
▪ Received law degree from Shanxi Law School
James Crane - Chief Financial Officer
▪ Named Chief Financial Officer on June 30, 2009
▪ Certified Public Accountant
▪ Trained at a Big Four accounting firm in the US
▪ Has served as Chief Financial Officer of a variety of publicly-traded companies, including companies operating exclusively in the People’s Republic of China

Summary of Fully Diluted Shares Outstanding (MM)

Current Common Shares Outstanding	71.7	(a)
Common Shares Issuable Upon:		
1. Conversion of Preferred Stock	13.5	(b)
2. Conversion of Warrants	13.5	(c)
3. Contingencies Being Met for Make Good	13.5	
Fully Diluted Shares Outsanding (MM)	**112.2**	

(a) As of Ferbruary 12, 2010, shares outstanding do not include a total of 13,499,274 shares that are in escrow and subject to the make good provisions. However, these shares will eventually be re-issued subject to the make good provisions.

(b) Conversion can occur at any time, Preferred Stock is perpetual in nature.

(c) Conversion can occur at any time, Investor pays $2.255 in order to convert.

Summary Common Stock Ownership

As of February 23, 2010

	Primary Shares (MM)	Fully Diluted Shares (MM)
Cai Yongjun, CEO (a)	21.0	21.0
Xue Yongping, Treasurer (a)	21.0	21.0
James Crane, CFO	0.1	0.1
Subtotal - Mgmt. Shares	**42.1**	**42.1**
Restricted Stock	0.1	0.1
Preferred Stock	-	13.5
Warrants	-	13.5
In Escrow, Subject to Make Good	13.5	13.5
Shares in Float	29.4	29.4
Total Common Shares	**85.2**	**112.2**
% of Total Owned by Mgmt	49%	38%

Capital Structure
This financial information is qualified in its
entirety by the financial information contained in
the Company’s public filings with the SEC.

Summary
▪ A leading wholesaler / distributor of diesel, gasoline, fuel oil and kerosene in Taiyuan
     City, and Gujiao City, inShanxi Province, PRC.
▪ Business founded 1995. Has a very strong competitive position in a challenging geographic marketplace in Shanxi Province with 120,000 metric tons (mt) of storage tank capacity.
▪ Revenues have increased at a 48+% CAGR% between 2005 and 2009 due to strong increases in demand for diesel and gasoline in Shanxi Province.
▪ Highly profitable with audited FY 2009 Revenues, Operating Profit and Net Income of
 $196.8 MM, $39.5 MM and $21.8 MM, respectively.
▪ Operating Profit is projected to increase to $46.0 MM in FY 2010 (as the new storage tanks are expected to be placed into service during the second half of this fiscal year).
▪ Strong balance sheet with Stockholders’ Equity of $128.2 MM and no long-term debt or other long-term liabilities as of December 31, 2009.
▪ Management currently owns 49.4% of the shares outstanding (42.1 MM shares) and has pledged a total of 13,499,274 shares of common stock (not included in totals above) they already owned in order to close the October 2009 Financing. Management will receive the shares back if without further liability or potential loss of the shares, if Longwei generates net income of $23.9 million for the year ending June 30, 2010.
▪ Longwei has announced its intention to uplist to the NYSE Amex stock exchange
▪ Price to earnings ratio based on trailing twelve months NONGAAP net income is 3.35, well below industry comparables.